                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 14, 2002
                        (DATE OF EARLIEST EVENT REPORTED)


                                JANUARY 16, 2002
                                (Date of Report)

                           RETURN ASSURED INCORPORATED

             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-21679                          13-389606
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification Number)
incorporation or organization)


       1901 AVENUE OF THE STARS, SUITE 1710, LOS ANGELES, CALIFORNIA 90067
               (Address of principal executive offices)(Zip Code)

                                  888-884-8809
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, If Changed since Last Report.)

Item 5.  Other Events.

         MERGER AGREEMENT

         On January 14, 2002, Return Assured Incorporated (the "Company") and Internet Business's International, Inc., a publicly-traded Nevada corporation (OTCBB:IBUI), announced their mutual decision not to pursue a merger of the two companies. In June 2001, the Company, IBUI Acquisition Corporation, a Nevada corporation and a wholly owned subsidiary of the Company, and IBUI entered into an Agreement and Plan of Merger and Share Exchange (the "Merger Agreement"). The Merger Agreement provided, among other things, for IBUI Acquisition Corporation to be merged with and into IBUI and for a share exchange between the shareholders of IBUI and the Company. The Merger Agreement has been terminated effective immediately.

         The press release announcing the termination of the Merger Agreement is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

         Statements regarding completion, timing or effect of the Transactions, as well as any other statements that are not historical facts in this Form 8-K, are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include, but are not limited to, the risk that the parties will not be able to satisfy one or more of the closing conditions. Should one or more these risk or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. There can be no assurance that the parties will consummate the Transactions contemplated by the Merger Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      None.

(b)      Exhibits.

         10.1 Agreement and Plan of Merger and Share Exchange between Return Assured Incorporated, Internet Business's International, Inc and IBUI Acquisition Corporation. *

         10.2 First Modification to Agreement and Plan of Merger and Share Exchange between Return Assured Incorporated, Internet Business's International, Inc and IBUI Acquisition Corporation. **

         99.1     Press Release dated January 14, 2002.

* INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 10.1 TO RETURN ASSURED INCORPORATED'S AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-62546), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 2001.

** INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 10.2 TO RETURN ASSURED INCORPORATED'S AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-62546), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 5, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RETURN ASSURED INCORPORATED





Date:  January 16, 2002                 By:  /s/ Matthew Sebal
                                             -----------------------------------
                                               Matthew Sebal
                                               President and Chairman

                                  EXHIBIT INDEX


         10.1 Agreement and Plan of Merger and Share Exchange between Return Assured Incorporated, Internet Business's International, Inc and IBUI Acquisition Corporation. *

         10.2 First Modification to Agreement and Plan of Merger and Share Exchange.**

         99.1     Press Release dated January 14, 2002.


* INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 10.1 TO RETURN ASSURED INCORPORATED'S AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-62546), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 2001.


** INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 10.2 TO RETURN ASSURED INCORPORATED'S AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-62546), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 5, 2001.